Exhibit 99.1

NEWS RELEASE

November 2, 2016

Noble Midstream Partners Reports Third Quarter 2016 Results

Houston - Noble Midstream Partners LP (NYSE: NBLX) (“Noble Midstream” or the “Partnership”) today reported third quarter 2016 financial and operational results. Highlights for the quarter, as compared to the second quarter, include:

•	Completed $323 million IPO of 14,375,000 units at a price of $22.50 per common unit

•	Net income of $22.4 million, up 55%; net income attributable to the Partnership of $16.9 million, up 58%

•	Net cash provided by operating activities of $33.6 million, up 4%

•	EBITDA(1) of $38.2 million, up 51%, or $29.6 million attributable to the Partnership, up 63%

•	Distributable Cash Flow (“DCF”)(1) attributable to the Partnership of $27.7 million, or $3.1 million for the 10 day post IPO period

•	Record oil and gas gathering volumes of 63.0 thousand barrels of oil equivalent per day (MBoe/d)

•	Record produced water gathering and fresh water delivery volumes of 11.6 thousand barrels of water per day (MBw/d) and 136.0 MBw/d, respectively

“We are pleased with the success of our IPO and the strong financial and operational performance of all of our business segments,” said Terry R. Gerhart, Chief Executive Officer of Noble Midstream. “Our gathering and fresh water businesses set new volume records, which translated to record EBITDA and DCF for the quarter. Our inaugural results for the third quarter reinforces our confidence in our ability to deliver 20% long-term distribution per unit growth. We remain focused on executing our growth projects while providing excellent midstream service for our customers.”

(1) EBITDA and DCF are not Generally Accepted Accounting Principles (“GAAP”) measures. Definitions and reconciliations of these non-GAAP measures to GAAP reporting measures appear in the financial tables which follow.

In this release, we refer to certain results as “attributable to the Partnership.” Unless otherwise noted herein, this reflects the results of the Partnership as if it had been in existence for the entire second and third quarters of 2016 and excludes the non-controlling interests in the development companies (“DevCos”) retained by Noble Energy, Inc. ("Noble Energy") in connection with the closing of our initial public offering (“IPO”) on September 20, 2016. We believe the results “attributable to the Partnership” provide the best representation of the ongoing operations from which our unitholders will benefit.

Unless otherwise noted herein, all other results included in this release reflect the results of our predecessor for accounting purposes (our “Predecessor”), for periods prior to the closing of the IPO, as well as the results of our Partnership, for the 10 day period subsequent to the closing of the IPO.

Third Quarter 2016 Results
Oil and gas gathered volume for the quarter averaged 63.0 MBoe/d, an increase of 36% over the prior year quarter, and 7% over the second quarter 2016. Produced water gathered volume for the quarter averaged 11.6 MBw/d, an increase of 22% over the second quarter 2016.

In the third quarter, Noble Midstream delivered fresh water for the completion of 42 equivalent wells, normalized to 4,500’ lateral length, in the DJ Basin. Additionally, 45 equivalent wells were connected to our gathering system in the quarter. Nearly all of the wells put into production for the quarter utilized enhanced slickwater completions, which have improved well productivity and increased volumes gathered for new wells. These enhanced completions require more fresh water, and as a result, the amount of fresh water delivered per equivalent well more than doubled during the third quarter as compared to the second quarter 2016. During the third quarter we delivered approximately 290 MBw per equivalent well completion, as compared to approximately 120 MBw per equivalent well completion in the second quarter 2016.

Third quarter revenues were $48.2 million, with $27.0 million largely from our gathering business and $21.2 million from our fresh water business. Total revenue is up 41% compared to the second quarter 2016. Total operating expenses were $12.3 million for the third quarter, resulting in operating income of $35.9 million and net income of $22.4 million. Net cash provided by operating activities of $33.6 million is up 4% compared to the second quarter 2016.

EBITDA(1) was $38.2 million, or $29.6 attributable to the Partnership, up from the second quarter 51% and 63%, respectively. For the 10 day post IPO period, net income attributable to the Partnership was $3.1 million, EBITDA(1) attributable to the Partnership was $3.3 million, and DCF(1) attributable to the Partnership was $3.1 million.

(1) EBITDA and DCF are not Generally Accepted Accounting Principles (“GAAP”) measures. Definitions and reconciliations of these non-GAAP measures to GAAP reporting measures appear in the financial tables which follow.

Total capital expenditures for the quarter of $8.0 million were primarily directed at gathering system extensions in East Pony and Wells Ranch, in the Colorado River DevCo.

Quarterly Distribution
The Board of Directors of Noble Midstream GP LLC will declare the first quarterly cash distribution for the Partnership following the conclusion of the fourth quarter 2016. As stated in the final prospectus for the Partnership’s IPO, the Partnership will not make a cash distribution for the period from July 1, 2016 through September 19, 2016 (the day prior to the closing of the offering). The amount of the cash distribution declared with respect to the fourth quarter 2016 will be adjusted to reflect the additional 10 day period from the closing of the offering to the start of the fourth quarter on October 1, 2016.

Financial Position and Liquidity
As of September 30, 2016, Noble Midstream had $47.5 million in cash on hand, and an undrawn $350 million unsecured revolving credit facility.

Fourth Quarter 2016 Activity Updates
We anticipate fourth quarter capital expenditures to be between $20-$25 million, primarily focused on growth projects in the Delaware Basin and for our third party customer in Greeley Crescent, as well as additional well connections in East Pony and Wells Ranch. We estimate we will connect 38 equivalent wells to our gathering system, and deliver fresh water to 37 equivalent wells for completion in the fourth quarter. Our Greeley Crescent infrastructure remains on schedule for startup in the third quarter 2017.

Yesterday, Noble Energy announced it has added one rig in the Delaware Basin, bringing total rigs in the basin to two. We remain on schedule for our initial Delaware Basin oil and produced water gathering system and related facilities to be online in the second quarter 2017.

Conference Call
Noble Midstream will host a webcast and conference call to discuss third quarter 2016 operational and financial results today at 1:00 p.m. Central Time. The live audio webcast and related presentation material is accessible on the ‘Investors’ page of the Partnership’s website at www.nblmidstream.com. Conference call numbers for participation are 877-270-2148, or 412-317-6061 for international calls. The passcode number is 2801196. A replay of the conference call will be available at the same web location following the event.

About Noble Midstream Partners LP
Noble Midstream is a growth-oriented Delaware master limited partnership formed by our sponsor, Noble Energy, to own, operate, develop and acquire a wide range of domestic midstream infrastructure assets. We currently provide crude oil, natural gas, and water-related midstream services for Noble Energy in the DJ Basin in Colorado. Our areas of focus are in the DJ Basin and the Delaware Basin in Texas. For more information, please visit www.nblmidstream.com.

This news release contains certain “forward-looking statements” within the meaning of federal securities law. Words such as “anticipates”, “believes”, “expects”, “intends”, “will”, “should”, “may”, “estimates”, and similar expressions may be used to identify forward-looking statements. Forward-looking statements are not statements of historical fact and reflect the Partnership’s current views about future events. No assurances can be given that the forward-looking statements contained in this news release will occur as projected and actual results may differ materially from those projected. Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those projected. These risks include, without limitation, Noble Energy’s ability to meet their drilling and development plans, changes in general economic conditions, competitive conditions in the Partnership’s industry, actions taken by third-party operators, gatherers, processors and transporters, the demand for crude oil and natural gas gathering and processing services, the Partnership’s ability to successfully implement its business plan, the Partnership’s ability to complete internal growth projects on time and on budget, the price and availability of debt and equity financing, the availability and price of crude oil and natural gas to the consumer compared to the price of alternative and competing fuels, and other risks inherent in the Partnership’s business that are discussed in its most recent registration statement on Form S-1 and in other reports on file with the Securities and Exchange Commission (“SEC”). These reports are also available from the Partnership’s office or website, www.nblmidstream.com. Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Noble Midstream does not assume any obligation to update forward-looking statements should circumstances, management’s estimates, or opinions change.
This news release also contains certain non-GAAP measures of financial performance that management believes are good tools for internal use and the investment community in evaluating Noble Midstream’s overall financial performance. Please see the attached schedules for reconciliations of the non-GAAP financial measures used in this news release to the most directly comparable GAAP financial measures.

Contacts:
John Bookout
Chief Financial Officer
(832) 639-7134
john.bookout@nblmidstream.com

Chris Hickman
VP, Investor Relations
(281) 943-1622
chris.hickman@nblmidstream.com

Schedule 1
Noble Midstream Partners LP
Affiliate Revenue and Throughput Volume Statistics
(unaudited)

	Three Months Ended September 30,
	2016	2015
Colorado River DevCo
Crude Oil Gathering Volumes (Bbl/d)	44,830	37,241
Natural Gas Gathering Volumes (MMBtu/d)	141,624	70,976
Produced Water Gathering Volumes (Bbl/d)	11,555	5,591
Fresh Water Delivery Volumes (Bbl/d)	113,466	47,746
Revenues: Midstream Services—Affiliate (in thousands)	$41,899	$19,049

San Juan River DevCo
Fresh Water Delivery Volumes (Bbl/d)	19,211	23,955
Revenues: Midstream Services—Affiliate (in thousands)	$3,006	$2,654

Green River DevCo
Fresh Water Delivery Volumes (Bbl/d)	3,348	—
Revenues: Midstream Services—Affiliate (in thousands)	$625	$—

Total Gathering Systems
Crude Oil Gathering Volumes (Bbl/d)	44,830	37,241
Natural Gas Gathering Volumes (MMBtu/d)	141,624	70,976
Produced Water Gathering Volumes (Bbl/d)	11,555	5,591
Revenues Midstream Services—Affiliate (in thousands)	$24,250	$14,032

Total Fresh Water Delivery
Fresh Water Services Volumes (Bbl/d)	136,025	71,701
Revenues: Midstream Services—Affiliate (in thousands)	$21,280	$7,671

Schedule 2
Noble Midstream Partners LP
Consolidated Statements of Operations
(in thousands, except per unit amounts, unaudited)

	Three Months Ended September 30,
	2016	2015
Revenues
Crude Oil, Natural Gas and Produced Water Gathering—Affiliate	$24,250	$14,032
Fresh Water Delivery—Affiliate	21,280	7,671
Crude Oil Treating—Affiliate	1,397	967
Other—Affiliate	240	—
Investment Income	1,070	1,060
Total Revenues	48,237	23,730
Costs and Expenses
Direct Operating	7,426	3,481
Depreciation and Amortization	2,290	1,899
General and Administrative	2,587	848
Total Operating Expenses	12,303	6,228
Operating Income	35,934	17,502
Other (Income) Expense
Interest Expense, Net of Amount Capitalized	2,462	316
Total Other (Income) Expense	2,462	316
Income Before Income Taxes	33,472	17,186
Income Tax Provision	11,105	6,499
Net Income and Comprehensive Income	22,367	$10,687
Less: Net Income Prior to the Offering on September 20, 2016	18,046
Net Income Subsequent to the Offering on September 20, 2016	4,321
Less: Net Income Attributable to Noncontrolling Interests Subsequent to the Offering on September 20, 2016	1,228
Net Income Attributable to Noble Midstream Partners LP Subsequent to the Offering on September 20, 2016	$3,093

Net Income Subsequent to the Offering on September 20, 2016 Per Limited Partner Unit — Basic and Diluted
Common Units	$0.10
Subordinated Units	$0.10

Average Limited Partner Units Outstanding — Basic and Diluted
Common Units — Public	14,375
Common Units — Noble	1,528
Subordinated Units — Noble	15,903

EBITDA Attributable to Noble Midstream Partners LP (Non-GAAP)	$29,613
EBITDA Attributable to Noble Midstream Partners LP Subsequent to the Offering on September 20, 2016 (Non-GAAP)	$3,285

Distributable Cash Flow of Noble Midstream Partners LP (Non-GAAP)	$27,731
Distributable Cash Flow of Noble Midstream Partners LP Subsequent to the Offering on September 20, 2016 (Non-GAAP)	$3,080

Schedule 3
Noble Midstream Partners LP
Reconciliations to Distributable Cash Flow (Non-GAAP)
Non-GAAP Financial Measures
This news release, the financial tables and other supplemental information include EBITDA and Distributable Cash Flow, both of which are non-GAAP measures which may be used periodically by management when discussing our financial results with investors and analysts. The following presents a reconciliation of each of these non-GAAP financial measures to their nearest comparable GAAP measure.

We define EBITDA as net income before income taxes, net interest expense, depreciation and amortization. EBITDA is used as a supplemental financial measure by management and by external users of our financial statements, such as investors, industry analysts, lenders and ratings agencies, to assess:

•	our operating performance as compared to those of other companies in the midstream energy industry, without regard to financing methods, historical cost basis or capital structure;

•	the ability of our assets to generate sufficient cash flow to make distributions to our partners;

•	our ability to incur and service debt and fund capital expenditures; and

•	the viability of acquisitions and other capital expenditure projects and the returns on investment of various investment opportunities.

We define Distributable Cash Flow as EBITDA less estimated maintenance capital expenditures. Distributable Cash Flow is used by management to evaluate our overall performance. Our partnership agreement requires us to distribute all available cash on a quarterly basis, and Distributable Cash Flow is one of the factors used by the board of directors of our general partner (the “Board”) to help determine the amount of available cash that is available to our unitholders for a given period.

We believe that the presentation of EBITDA and Distributable Cash Flow provide information useful to investors in assessing our financial condition and results of operations. The GAAP measures most directly comparable to EBITDA and Distributable Cash Flow are net income and net cash provided by operating activities. EBITDA and Distributable Cash Flow should not be considered alternatives to net income, net cash provided by (used in) operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP. EBITDA and Distributable Cash Flow exclude some, but not all, items that affect net income or net cash, and these measures may vary from those of other companies. As a result, EBITDA and Distributable Cash Flow as presented below may not be comparable to similarly titled measures of other companies.

EBITDA and Distributable Cash Flow should not be considered as alternatives to GAAP measures, such as net income, operating income, cash flow from operating activities, or any other GAAP measure of financial performance.

Schedule 3 (Continued)
Noble Midstream Partners LP
Reconciliations to Distributable Cash Flow (Non-GAAP)

Reconciliation of Net Income (GAAP) to Distributable Cash Flow (Non-GAAP)
(in thousands, unaudited)

	Three Months Ended September 30,
	2016	2015
Reconciliation from Net Income (GAAP) to Distributable Cash Flow (Non-GAAP)
Net Income and Comprehensive Income (GAAP)	$22,367	$10,687
Add:
Depreciation and Amortization	2,290	1,899
Interest Expense, Net of Amount Capitalized	2,462	316
Income Tax Provision	11,105	6,499
EBITDA (Non-GAAP)	38,224	$19,401
Less:
EBITDA Attributable to Noncontrolling Interests (1)	8,611
EBITDA Attributable to Noble Midstream Partners LP (Non-GAAP)	29,613
Less:
Maintenance Capital Expenditures	1,882
Distributable Cash Flow of Noble Midstream Partners LP (Non-GAAP)	$27,731

	Three Months Ended September 30,
	2016	2015
Reconciliation from Net Income (GAAP) to Distributable Cash Flow (Non-GAAP)
Net Income and Comprehensive Income (GAAP)	$22,367	$10,687
Add:
Depreciation and Amortization	2,290	1,899
Interest Expense, Net of Amount Capitalized	2,462	316
Income Tax Provision	11,105	6,499
EBITDA (Non-GAAP)	38,224	$19,401
Less:
EBITDA Attributable to Noncontrolling Interests (1)	8,611
EBITDA Attributable to the Partnership Prior to the Offering on September 20, 2016	26,328
EBITDA Attributable to Noble Midstream Partners LP Subsequent to the Offering on September 20, 2016 (Non-GAAP)	3,285
Less:
Maintenance Capital Expenditures	205
Distributable Cash Flow of Noble Midstream Partners LP Subsequent to the Offering on September 20, 2016 (Non-GAAP)	$3,080

(1)	Noncontrolling interest has been calculated as if the Partnership had been in existence for the entire third quarter of 2016.

Schedule 3 (Continued)
Noble Midstream Partners LP
Reconciliations to Distributable Cash Flow (Non-GAAP)

Reconciliation of Net Cash Provided by Operating Activities (GAAP) to Distributable Cash Flow (Non-GAAP)
(in thousands, unaudited)

	Three Months Ended September 30,
	2016	2015
Reconciliation from Net Cash Provided by Operating Activities (GAAP) to Distributable Cash Flow (Non-GAAP)
Net Cash Provided by Operating Activities (GAAP)	$33,564	$11,345
Add:
Interest Expense, Net of Amount Capitalized	2,462	316
Changes in Operating Assets and Liabilities	11,617	7,935
Change in Income Tax Payable	(9,367)	(162)
Stock Based Compensation and Other	(52)	(33)
EBITDA (Non-GAAP)	38,224	$19,401
Less:
EBITDA Attributable to Noncontrolling Interests (1)	8,611
EBITDA Attributable to Noble Midstream Partners LP (Non-GAAP)	29,613
Less:
Maintenance Capital Expenditures	1,882
Distributable Cash Flow of Noble Midstream Partners LP (Non-GAAP)	$27,731

	Three Months Ended September 30,
	2016	2015
Reconciliation from Net Cash Provided by Operating Activities (GAAP) to Distributable Cash Flow (Non-GAAP)
Net Cash Provided by Operating Activities (GAAP)	$33,564	$11,345
Add:
Interest Expense, Net of Amount Capitalized	2,462	316
Changes in Operating Assets and Liabilities	11,617	7,935
Change in Income Tax Payable	(9,367)	(162)
Stock Based Compensation and Other	(52)	(33)
EBITDA (Non-GAAP)	38,224	$19,401
Less:
EBITDA Attributable to Noncontrolling Interests (1)	8,611
EBITDA Attributable to the Partnership Prior to the Offering on September 20, 2016	26,328
EBITDA Attributable to Noble Midstream Partners LP Subsequent to the Offering on September 20, 2016 (Non-GAAP)	3,285
Less:
Maintenance Capital Expenditures	205
Distributable Cash Flow of Noble Midstream Partners LP Subsequent to the Offering on September 20, 2016 (Non-GAAP)	$3,080

(1)	Noncontrolling interest has been calculated as if the Partnership had been in existence for the entire third quarter of 2016.

Schedule 4
Noble Midstream Partners LP
Consolidated Balance Sheets
(in thousands, unaudited)

	September 30, 2016		December 31, 2015
ASSETS
Current Assets
Cash and Cash Equivalents	$47,469		$26,612
Accounts Receivable — Affiliate	17,544		13,250
Other Current Assets	96		83
Total Current Assets	65,109		39,945
Property, Plant and Equipment
Total Property, Plant and Equipment, Gross	291,132		273,722
Less: Accumulated Depreciation and Amortization	(29,291)		(22,789)
Total Property, Plant and Equipment, Net	261,841		250,933
Investments	11,463		12,279
Deferred Charges	2,453		2,161
Total Assets	$340,866		$305,318
LIABILITIES
Current Liabilities
Accounts Payable — Affiliate	$3,216		$4,735
Accounts Payable — Trade	9,403		18,356
Current Portion of Capital Lease	3,705		—
Other Current Liabilities	1,200		1,154
Total Current Liabilities	17,524		24,245
Deferred Tax Liability	—		13,140
Asset Retirement Obligations	4,987		3,612
Long-Term Portion of Capital Lease	1,226		—
Other Long-Term Liabilities	708		782
Total Liabilities	24,445		41,779
EQUITY
Parent Net Investment	—		263,539
Partners' Equity
Limited Partner
Common Units — Public (14,375 units outstanding as of September 30, 2016)	300,686	—	—
Common Units — Noble (1,528 units outstanding as of September 30, 2016)	(4,752)		—
Subordinated Units — Noble (15,903 units outstanding as of September 30, 2016)	(49,482)		—
Noncontrolling Interests	69,969		—
Total Equity	316,421		263,539
Total Liabilities and Equity	$340,866		$305,318